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                                                                  EXHIBIT 23.10

                          Consent of Talton R. Embry

   Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of Gotham Golf Corp. in the Registration Statement on Form
S-4, dated [        ,] 2002.

                                                              By:
                                                              ---------------
                                                              Talton R. Embry

May [  ], 2002